Exhibit 10.1

Law Offices Intellectual Property Law and Related Litigation	1420 Fifth Avenue, Suite 2800 Seattle, Washington 98101-2347 206.682.8100 phone 206.224.0779 fax www.cojk.com

November 23, 2009

VIA E-MAIL (Please confirm receipt)
E-mail: marla.park@thq.com

Ms. Marla Park

Contracts Analyst

Business and Legal Affairs
THQ Inc.

29903 Agoura Road

Agoura Hills, CA 91301

Re:	(1) AMENDMENT LETTER to Confirm Change in Confidential First Renewal License Agreement for Nintendo DS and Nintendo DSi (EEA, Australia and New Zealand), and
(2) REVISED Confidential First Renewal License Agreement for the WiiTM Console (EEA, Australia and New Zealand) Our References: NCLD-7-12269 / -12827

Dear Marla:

This Amendment Letter is in response to THQ’s advice regarding the closing of its offices THQ Nordic and THQ International GmbH, as confirmed by instructions received from Nintendo of Europe.

This Amendment Letter confirms that the above-referenced Confidential First Renewal License Agreement for Nintendo DS and Nintendo DSi (EEA, Australia and New Zealand) (“DS Renewal”), having an effective date of July 20, 2008, is amended to delete reference to THQ’s offices THQ Nordic and THQ International GmbH, as parties to the DS Renewal. Except for this change in Licensee’s entities, the DS Renewal remains the same. Please add a copy of this letter to your DS Renewal agreement records.

Further, attached is the REVISED Confidential First Renewal License Agreement for the WiiTM  Console (EEA, Australia and New Zealand) (“Wii Renewal”). From the Wii  Renewal agreement sent to THQ Inc., on September 24, 2009, THQ’s offices THQ Nordic and THQ International GmbH have been deleted at the Introductory Paragraph and in the signature block therein.

If the revised Wii Renewal agreement is now in order, please print two originals (or more, if THQ requires more than one original) for signature by all the THQ entities, for return to us. We will then have the Wii Renewal executed by Nintendo Co., Ltd., and will thereafter return THQ’s original(s) to you.

Please confirm receipt of this e-mail. Please contact us if you have any questions, and please include our reference numbers in all correspondence regarding these matters.

Very truly yours,

CHRISTENSEN O’CONNOR
JOHNSON & KINDNESSPLLC

/s/ Jerald E. Nagae
Jerald E. Nagae
Direct Dial (206) 695-1705
E-mail: nagae@cojk.com

JEN:hjd

Attachments:

Amendment Letter for DS Renewal (EEA)
REVISED Wii Renewal (EEA)